Exhibit 99.1


                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A


           Interest Period October 15, 1997 through November 14, 1997

           Collection Period October 1, 1997 through October 31, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by: /s/ Jeff Stewart            Attested: /s/ Chris Klimko
           -------------------                   ------------------
           Jeff Stewart                          Secretary
           Vice President                        Bank One, Texas, N.A.
           Bank One, Texas, N.A.



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                               $537,526,728.62
(B) Total Certificate Balance                                                                              $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                         95.50%
    (ii)  Original Class A Principal Balance                                                               $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                   6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                          4.50%
    (ii)  Original Class B Principal Balance                                                               $ 24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                   6.25%
(E) Servicing Fee Rate (per annum)                                                                                    1.00%
(F) Weighted Average Coupon (WAC)                                                                                   11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                        59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                                                        50.62 months
(I) Number of Receivables                                                                                           41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                    1.75%
    (ii)  Reserve Fund Initial Deposit                                                                     $  9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                  1.50%
          (c) Percent of Remaining Certificate Balance                                                                4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                        9.00%



B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                               $222,167,239.32
(B) Total Certificate Balance                                                                              $222,167,239.32
(C) Total Certificate Pool Factor                                                                                0.4133138
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                       $212,170,529.52
    (ii) Class A Certificate Pool Factor                                                                         0.4133138
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                       $  9,996,709.80
    (ii) Class B Certificate Pool Factor                                                                         0.4133138
(F) Reserve Fund Balance                                                                                     19,995,051.54
(G) Cumulative Net Losses for All Prior Periods                                                              16,309,446.57
(H) Charge-off Rate for Second Preceding Period                                                                       2.78%
(I) Charge-off Rate for Preceding Period                                                                              1.96%
(J) Delinquency Percentage for Second Preceding Period                                                                0.93%
(K) Delinquency Percentage for Preceding Period                                                                       1.20%
(L) Weighted Average Coupon (WAC)                                                                                   11.520%
(M) Weighted Average Remaining Maturity (WAM)                                                                        35.33 months
(N) Number of Receivables                                                                                           23,627

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                              10,974,012.20
    (ii)  Prepayments in Full                                                                                         0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                              0.00
    (iv)  Other Refunds Related to Principal                                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                                2,182,849.94
    (ii)  Repurchased Loan Proceeds Related to Interest                                                               0.00
(C) Weighted Average Coupon (WAC)                                                                                    11.52%
(D) Weighted Average Remaining Maturity (WAM)                                                                        34.51 months
(E) Remaining Number of Receivables                                                                                 22,856


(F) Delinquent Receivables                                                Dollar Amount                            #  Units
                                                                          --------------                           --------

    (i)   30-59 Days Delinquent                                                6,018,494            2.86%             641
    (ii)  60-89 Days Delinquent                                                2,030,682            0.96%             202
    (iii) 90 Days or More Delinquent                                           1,070,170            0.51%             106



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                               92,065.42
(B) Collection Account Investment Income                                                                          7,995.51
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                                 737,946.29
     (ii) Realized Losses for Collection Period (C)(i)-(D)(i)                                                   715,947.85
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                              21,998.44
    (ii)  Liquidation Proceeds Related to Interest                                                                   20.87
    (iii) Recoveries from Prior Month Charge Offs                                                               121,401.68



E. COLLECTIONS
--------------

Interest Collections:
(A) Interest Payments Received                                                                                2,182,849.94
(B) Liquidation Proceeds Related to Interest                                                                         20.87
(C) Repurchased Loan Proceeds                                                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                                                     121,401.68
                                                                                                          ----------------
(E) Interest Collections                                                                                      2,304,272.49

Principal Collections:
(F) Principal Payments Received                                                                              10,974,012.20
(G) Liquidation Proceeds Related to Principal                                                                    21,998.44
(H) Other Refunds Related to Principal                                                                                0.00
                                                                                                          ----------------
(I) Principal Collections                                                                                    10,996,010.64

(J) Total Collections
                                                                                                             13,300,283.13
F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                     $   185,139.37
    (ii)  Prior Collection Period unpaid Servicing Fees                                                               0.00
                                                                                                          ----------------
    (iii) Total Servicing Fee                                                                                   185,139.37

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                          $ 1,078,533.53
    (ii)  Class A prior period Interest Carryover Shortfall                                                           0.00
                                                                                                          ----------------
    (iii) Class A Interest Distribution                                                                     $ 1,078,533.53
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                          $    52,066.20
    (ii)  Class B prior period Interest Carryover Shortfall                                                           0.00
                                                                                                          ----------------
    (iii) Class B Interest Distribution                                                                     $    52,066.20

(D) Total Certificate Interest Distribution                                                                 $ 1,130,599.72
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                        $ 1,315,739.09

Principal:
(F) Principal Collections                                                                                   $10,996,010.64
(G) Realized Losses                                                                                             715,947.85
                                                                                                         -----------------
(H) Total Monthly Principal                                                                                 $11,711,958.49

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                          11,184,963.37
    (ii)  Class A prior period Principal Carryover Shortfall                                                          0.00
                                                                                                          ----------------
    (iii) Class A Principal Distribution                                                                     11,184,963.37
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                             526,995.12
    (ii)  Class B prior period Principal Carryover Shortfall                                                          0.00
                                                                                                         -----------------
    (iii) Class B Principal Distribution                                                                        526,995.12

(K) Total Principal Distribution                                                                             11,711,958.49

(L) Total Interest and Principal Distribution Amounts                                                        13,027,697.58
      plus Servicing Fee




G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be distributed                                                    2,304,272.49
(B) Class B Percentage of Principal Collections                                                                 494,780.09
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                   185,139.37
    (ii)  Servicing Fee paid                                                                                    185,139.37
                                                                                                          ----------------
    (iii) Unpaid Servicing Fee                                                                                        0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                           2,119,133.12
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                                      1,078,533.53
    (ii)   Class A Interest Distribution paid from Interest Collections after Servicing Fee                   1,078,533.53
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                      1,040,599.60
    (iv)   Class A Interest Distribution remaining to be paid                                                         0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of Principal Collections                        0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                         0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                       0.00
    (viii) Class A Interest Carryover Shortfall                                                                       0.00
    (ix)   Class A Interest Distribution paid                                                                 1,078,533.53

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                          52,066.20
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A
            Interest Distribution                                                                                52,066.20
    (iii) Total Interest Collections available after Class B Interest Distribution paid                         988,533.40
    (iv)  Class B Interest Distribution remaining to be paid                                                          0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                        0.00
    (vi)  Class B Interest Carryover Shortfall                                                                        0.00
    (vii) Class B Interest Distribution paid                                                                     52,066.20

(G) Total Interest Paid                                                                                       1,130,599.72
(H) Total Interest and Servicing Fee Paid                                                                     1,315,739.09
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
      Distribution paid                                                                                         988,533.40

Total Collections available to be distributed:
(J) Total Principal Collections                                                                              10,996,010.64
(K) Excess Interest                                                                                             988,533.40
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                       0.00
(M) Total Collections available to be distributed as principal                                               11,984,544.04

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                     11,184,963.37
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed             11,184,963.37
    (iii) Total Collections available after Class A Principal Distribution paid                                 799,580.67
    (iv)  Class A Principal Distribution remaining to be paid                                                         0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                       0.00
    (vi)  Class A Principal Carryover Shortfall                                                                       0.00
    (vii) Total Class A Principal Distribution paid                                                          11,184,963.37

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                        526,995.12
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                526,995.12
    (iii) Total Collections available after Class B Principal Distribution paid                                 272,585.55
    (iv)  Class B Principal Distribution remaining to be paid                                                         0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                       0.00
    (vi)  Class B Principal Carryover Shortfall                                                                       0.00
    (vii) Total Class B Principal Distribution paid                                                             526,995.12

(P)  Total Excess Cash to the Reserve Fund                                                                      272,585.55

H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------


                                                                   Beginning                           End
                                                                   of Period                        of Period
                                                                  ---------------                ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                      $222,167,239.32                $210,455,280.83
    (ii)   Aggregate Certificate Pool Factor                            0.4133138                      0.3915252
    (iii)  Class A Principal Balance                               212,170,529.52                 200,985,566.15
    (iv)   Class A Pool Factor                                          0.4133138                      0.3915252
    (v)    Class B Principal Balance                                 9,996,709.80                   9,469,714.68
    (vi)   Class B Pool Factor                                          0.4133138                      0.3915252

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                     11.52%                         11.52%
    (ii)  Weighted Average Remaining Maturity (WAM)                         35.33 months                   34.51 months
    (iii) Remaining Number of Receivables                                  23,627                         22,856
    (iv)  Pool Balance                                            $222,167,239.32                $210,455,280.83



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                              19,995,051.54
(B) Less: Draw to pay Class A Interest Distribution                                                         0.00
(C) Reserve Account Balance after draw                                                             19,995,051.54
(D) Less: Draw to pay Class B Interest Distribution                                                         0.00
(E) Reserve Account Balance after draw                                                             19,995,051.54
(F) Less: Draw to pay Class A Principal Distribution                                                        0.00
(G) Reserve Account Balance after draw                                                             19,995,051.54
(H) Less: Draw to pay Class B Principal Distribution                                                        0.00
(I) Reserve Account Balance after draw                                                             19,995,051.54
(J) Total excess Collections deposited in the Reserve Fund                                            272,585.55
(K) Reserve Fund Balance                                                                           20,267,637.09
(L) Specified Reserve Account Balance                                                              18,940,975.27
(M) Reserve Account Release to Seller                                                               1,326,661.82
                                                                                                 ---------------
(N) Ending Reserve Account Balance                                                                 18,940,975.27
                                                                                                 ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                 $   21,998.44
    (ii)  Liquidation Proceeds Related to Interest                                                                          20.87
    (iii) Recoveries on Previously Liquidated Contracts                                                                 121,401.68
(B) Realized Losses for Collection Period                                                                               715,947.85
(C) Charge-off Rate for Collection Period (annualized)                                                                        3.30%
(D) Cumulative Aggregate Net Losses for all Periods                                                                 $16,903,992.74
(E) Delinquent Receivables

                                                                      Dollar Amount                                    # Units
                                                                      -------------                                     ---------

    (i)   30-59 Days Delinquent                                         6,018,494                  2.86%                  641
    (ii)  60-89 Days Delinquent                                         2,030,682                  0.96%                  202
    (iii) 90 Days or More Delinquent                                    1,070,170                  0.51%                  106




K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                           2.78%
    (ii) Preceding Collection Period                                                                                 1.96%
    (iii) Current Collection Period                                                                                  3.30%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                         2.68%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                           0.93%
    (ii) Preceding Collection Period                                                                                 1.20%
    (iii) Current Collection Period                                                                                  1.47%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                         1.20%

(C) Loss and Delinquency Trigger Indicator                                                           Trigger was hit





L.  STATEMENT TO CERTIFICATEHOLDERS
------------------------------------

                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                                        Dollars ($)                  Balance
                                                                                     -------------------         ------------------

    (i)    Class A Certificates                                                            11,184,963.37               21.7886067
    (ii)   Class B Certificates                                                               526,995.12               21.7886067


                                                                                                                    Per $1,000 of
                                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                          Dollars ($)                 Balance
                                                                                      ------------------         ------------------

    (i)    Class A Certificates                                                             1,078,533.53                2.1010120
    (ii)   Class B Certificates                                                                52,066.20                2.1526763

(C)  Pool Balance as of the close of business on the last day of the Collection
       Period                                                                            $210,455,280.83
                                                                                       -----------------


                                                                                                                    Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the related                                Original Principal
      Collection Period                                                                    Dollars ($)                  Balance
                                                                                      ------------------         -----------------

    (i)  Total Servicing Fee                                                                 185,139.37
    (ii) Class A Percentage of the Servicing Fee                                             176,808.77              0.3444282
    (ii) Class B Percentage of the Servicing Fee                                               8,330.59              0.3444282


                                                                                                                     Per $1,000 of
                                                                                                                 Original Principal
                                                                                          Dollars ($)                   Balance
                                                                                     -------------------        -------------------

(E) (i)     Class A Interest Carryover Shortfall                                            0.00                     0.0000000
    (ii)    Class A Principal Carryover Shortfall                                           0.00                     0.0000000
    (iii)   Class B Interest Carryover Shortfall                                            0.00                     0.0000000
    (iv)    Class B Principal Carryover Shortfall                                           0.00                     0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)     Class A Interest Carryover Shortfall                                            0.00                     0.0000000
    (vi)    Class A Principal Carryover Shortfall                                           0.00                     0.0000000
    (vii)   Class B Interest Carryover Shortfall                                            0.00                     0.0000000
    (viii)  Class B Principal Carryover Shortfall                                           0.00                     0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments
       allocated to principal                                                                                       Pool Factor
                                                                                                                  ----------------
    (i)    Class A Pool Factor                                                                                        0.3915252
    (ii)   Class B Pool Factor                                                                                        0.3915252

(G)  Amount of the aggregate Realized Losses, if any, for such Collection Period ($)             $  715,947.85
                                                                                                 -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
       Collection Period                                                                         $3,100,852.32

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                             $18,940,975.27
                                                                                                 --------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                                        Principal Balance
                                                                                                                  -----------------
    (i)    Class A Principal Balance                                                                                200,985,566.15
    (ii)   Class B Principal Balance                                                                                  9,469,714.68

(K)  Amount otherwise distributable to the Class B Certificateholders that is being
       distributed to the Class A Certificateholders on such Distribution Date                            0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
       by the Servicer with respect to the Related Collection Period ($)                                  0.00
                                                                                                 -------------



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------


On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
      (i)   Servicing Fee                                                                   185,139.37
      (ii)  Servicing Fees retained by the Seller                                           185,139.37
                                                                                    ------------------
      (iii) Servicing Fees to be distributed to the Seller on the Distribution
              Date (i-ii)                                                                                                       0.00
                                                                                                                             -------

(B) Withdraw from the Collection Account and deposit in the Class A
      Distribution Account:
      (i)   for the Class A Interest Distribution                                         1,078,533.53
      (ii)  for the Class A Principal Distribution                                       11,184,963.37
                                                                                    -------------------
      (iii) Total (i+ii)                                                                                      12,263,496.90
                                                                                                          -----------------

(C) Withdraw from the Collection Account and deposit in the Class B
      Distribution Account:
      (i)   for the Class B Interest Distribution                                            52,066.20
      (ii)  for the Class B Principal Distribution                                          526,995.12
                                                                                      ----------------
      (iii) Total (i+ii)                                                                                         579,061.31
                                                                                                          -----------------

(D)  Withdraw excess Collections from the Collection Account and deposit
       in the Reserve Fund                                                                                       272,585.55
                                                                                                          -----------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
      Account:
      (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
            of Principal Collections                                                                                            0.00
      (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
            and the Class B Interest Distribution                                                                               0.00
                                                                                                                             -------
     (iii)  Total                                                                                                               0.00
                                                                                                                             -------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
      Account:
      (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                                                0.00
      (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class B
            Interest Distribution, and the Class A Principal Distribution                                                       0.00
                                                                                                                             -------
      (iii) Total                                                                                                               0.00
                                                                                                                             -------
